AGA - May 2011

American Gas Association
Financial Forum
May 2011
Exhibit 99

AGA - May 2011

Safe Harbor Provision

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL
Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas
Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The
Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
James P. Torgerson
President and Chief Executive Officer
Note to Investors

AGA - May 2011
3

UIL - Corporate Structure, Service Areas
› Service territory: 335 sq
 miles
› ~325,000 customers
› 1,095 employees
› Allowed Distribution ROE
 of 8.75%
› Earned ’10 Transmission
 ROE (composite) of 12.5%
› 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
Note: (1) Includes 10 basis point penalty reduction. Previously authorized 10.0% & 10.1% at SCG & CNG respectively, in effect pending approval of settlement agreement.
UIL Holdings
Corporation
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
› Service territory: 716 sq
 miles - Greater Hartford-
 New Britain & Greenwich
› ~160,000 customers
› 319 employees
› 2,011 miles of mains with
 ~124,000 services
Connecticut Natural Gas
(CNG)
› Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
› ~36,000 customers
› 120 employees
› 738 miles of mains
› Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
› Service territory: 512 sq
 miles from Westport, CT to
 Old Saybrook, CT
› ~178,000 customers
› 290 employees
› 2,269 miles of mains with
 ~131,000 services
Southern Connecticut Gas
(SCG)

AGA - May 2011

Investment Highlights
Attractive Dividend
(5.1% Yield)(2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated electric capital investment in The United Illuminating
 Company (UI) 10-year plan (2010-2019)(1)
 » Includes $0.6B of highly attractive transmission projects
Strong Balance Sheet
› Maintenance of investment grade credit ratings is an important objective
› Based on current plans, expect no need for external equity for at least the next 3 years
FERC-Regulated
Electric
Transmission
› 2010 earned composite return on equity of 12.5%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric returns
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan for Berkshire in Massachusetts
Notes: (1) As of November 2010. The annual long-term capital spending will be updated in the Fall of 2011.
(2) As of 5/11/11.

AGA - May 2011

YTD 2011 Highlights
 ✓Solid 1Q ’11 Net Income
 ➢ Growth in Electric Operations, including GenConn
 ➢ First full quarter of Gas Operations
 ✓Projected savings from the gas acquisitions are identified
 ✓Exit from transition services agreement on schedule
 ✓Implementing plans for growth in gas conversions (heating customers)
 ✓Executing on capital expenditure plan - realizing rate base growth
 ✓GenConn Middletown expected to be operational in June 2011

AGA - May 2011

UIL Becomes A Stronger, More Diverse Energy Company
Gas Operations Integration
Closed on the acquisitions of Southern Connecticut Gas, Connecticut
Natural Gas and Berkshire Gas Company on November 16, 2010
Working diligently internalizing the Transition Services Agreement (TSA)
 ➢Support services such as IT, Finance and Human Resources provided by
 Iberdrola, USA (IUSA) with the ability to terminate any service given 90 days notice
Integration activities are well underway
 ➢Implementation of these initiatives is expected to continue through this year with most completed before 2012
2012 savings opportunities - identified & quantified
 ➢IUSA 2009 allocated corporate overheads, support costs and shared services totaled $23M
 › $11.6M of expected savings to be in place in 2012

AGA - May 2011

 Expected $11.6M of Identified Savings*
 ➢ Incurring one-time O&M
 implementation costs of $3.5M (pre-tax)
 ➢ Approximately $18M IT-related
 capital costs associated with
 implementation

($M)
* To be realized in 2012
Gas Operations

AGA - May 2011

American Community Survey’s selected housing characteristics estimates show a large percentage of households in Connecticut do not use natural gas for heating
Potential for Gas Heating in CT
Litchfield
62%
13%
16%
4%
5%
Fairfield
47%
35%
15%
2%
1%
Connecticut
50%
31%
15%
2%
1%
New Haven
46%
35%
16%
2%
2%
Middlesex
63%
11%
18%
4%
3%
New London
63%
11%
19%
3%
4%
Windham
68%
9%
11%
8%
4%
Tolland
67%
9%
13%
5%
4%
Hartford
41%
42%
13%
1%
2%
Fuel oil, kerosene
Electricity
Utility gas
Bottled, tank or LP gas
Other¹
Source: U.S. Census Bureau; Average data for 2005-2009
1 Other includes coal or coke, wood, solar, no fuel used and other
# Occupied
housing units:
1,327,482
73,704
339,516
52,993
42,653
104,468
65,476
322,752
325,920
(0)
(20)
(6)
(13)
(0)
(3)
(11)
(9)
The # in parentheses represents
the number of cities or towns in
that county that are served by a
UIL Gas Company.
Approximately 37% of businesses & households on UIL gas mains are not currently natural gas customers

AGA - May 2011

Gas Operations
 ➢ Capitalize on the competitive advantage of natural gas as the economical, abundant and environmentally friendly fuel of choice for customers
 ➢ Aggressively pursue new gas heating customers
 ➢ Generate incremental revenue sufficient to support expanding infrastructure
 ➢ 2011 multi-media campaign - launched in April
 › Cost savings associated with natural gas use compared to other energy sources

AGA - May 2011

(1) Businesses & households
Gas Operations Near-term Growth
 ➢ Historical customer additions(1)     2009  2010
 Heating conversions   5,535 5,728
 New construction     901 1,071
     Total  6,436 6,799
 ➢ Targeting 30,000-35,000 additional gas heating customers over the next
 3 years
 › ’11 - 25% increase over ‘10 levels
 › ’12 - 50% increase over ’10 levels
 ➢ New customers are anticipated to generate approximately $280-$315 dollars of distribution net operating income per customer
 ➢ Approx. capital spending (2012-2015) associated with customer additions
 › Base - $54M
 › Incremental - $52M

AGA - May 2011

Electric Operations
 ➢ On course with aggressive $2.1B UI base capital expenditure plan for 2010-2019
 › Distribution - $1.4B
 › Transmission - $0.6B
 › GenConn equity investment - $0.1B
 ➢ Investing in Connecticut portion of New England East West Solution projects, with an investment floor of $60M
 ➢ Continue to seek out other Transmission opportunities in our service territory and beyond

AGA - May 2011

*2010 Gas distribution capex reflects the full year amount; UIL ownership was for 6 weeks effective with the closing on the acquisition.
** Updated - February 23, 2011
*** Information as of November 2010, except for Gas distribution
Amounts may not add due to rounding.
The annual long-term capital spending will be updated in the Fall of 2011.
$M
UIL CapEx Profile - Gas Distribution Update

AGA - May 2011

Electric transmission investments
Electric distribution investments
31%
12%
26%
11%
50%
19%
27%
4%
20%
2011 Electric Distribution & Transmission Capex Detail

AGA - May 2011

Gas distribution investments
47%
22%
12%
8%
8%
3%
2011 Gas Distribution Capex Detail

AGA - May 2011

Central Facility - UI Office &
Operations Building
Splice Chamber Remediation
Paper Insulated Lead Cable (PILC)
Replacement
Distribution Transformer Replacement
Program
› Consolidate all UI “Work Centers” onto a single
 site referred to as the Central Facility
› Under construction
› Planned in-service
 2012
~ $115M*
› Rebuild deteriorated underground splicing chambers
› Under construction
› Annual program
 over 10 years
~ $7M per year
› Under construction
› Annual program
 over 10 years
~ $3M per year
› Infrastructure program to replace transformers due
 to poor physical condition, inadequate capacity,
 and/or contain unacceptable levels of PCB's
› Under construction
› Annual program over
 10 years
~ $7M per year
* Dollars shown are rounded/approximate expected total project CapEx (generally including both spend to date and future expected spend).
Examples of Current Distribution Projects

AGA - May 2011

Grand Avenue 115 kV Switching
Station Rebuild
New Shelton 115/ 13.8 kV
Substation
New Union Avenue 115/ 26.4 kV
Substation
East Shore 115 kV Substation Upgrades
› Addresses short circuit capability issues and
 aged/obsolete infrastructure
› Under construction
› Planned in-service
 2012
~ $60M*
› Meets Greater Shelton area load growth
› In Planning
› Planned in-service
 2015
~ $20M*
› In engineering
› Planned in-service
 2012
~ $15M*
› Addresses infrastructure condition, maintenance
 short circuit capability concerns
› Phased upgrades,
 in engineering and
 construction
› Planned in-service
 2011-2013
~ $25M*
* Dollars shown are rounded/approximate expected total project CapEx (generally including both spend to date and future expected spend); excluding AFUDC.
Near-term Electric Transmission Reliability Upgrades

AGA - May 2011

Devon Facility
➢ Operating
➢ Contractual requirements met in
 September 2010
Middletown Facility
➢ 98% complete as of the end of April
➢ Expected to be operational in June 2011
50/50 Joint Venture between UI and NRG
Picture as of 3/31/11
GenConn Energy

AGA - May 2011
18

Near-Term Average Rate Base Profile -
Gas Distribution Update
28%
23%
7%
30%
22%
5%
36%
2%
40%
1%
23%
38%
38%
39%
43%
22%
38%
23%
37%
40%
23%
Electric distribution
CTA
Gas distribution*
Electric transmission

UI’s 50% Share ($M):   2010A  2011P  2012P  2013P  2014P  2015P
Avg. GenConn RB Equivalent:          $ 51  $ 143  $ 174  $ 166  $ 158  $ 150
Avg. Gen Conn Equity “Rate Base”        $ 25  $ 72  $ 87  $ 83  $ 79  $ 75
Rate Base (Excluding GenConn Equity Investments):
GenConn Equity Investments:
* 2010 Gas distribution average rate base reflects the full year; UIL ownership was for 6 weeks effective with the closing on the acquisition. For comparability purposes, Gas distribution excludes the impacts of 338(h)(10) election.
Amounts may not add due to rounding.
42%
$2,309

AGA - May 2011

UI Transmission - NEEWS Investment
UI Participation in CL&P Project:
 ➢ UI’s portion of investment: greater of
 $60M* or 8.4% of CL&P’s costs for the
 CT portions …
 › Greater Springfield Reliability
 Project
 › Interstate Reliability Project
 › Central CT Reliability Project
 ➢ UI deposits through May 5, 2011 -
 $7.9M
 › Remaining investments expected
 to be made over a period of 3 to 5
 years
* NU recently informed UI that it will be revising its costs estimate for the CT portion of theses projects. UI will update it projected investment once the revised estimate is provided by NU.

AGA - May 2011

Renewable-Enabling Transmission

Collaborative effort: UI, NU, NSTAR and NGrid …
to research / identify the most economical means of satisfying future RPS obligations
Significant Region-Wide Need:
 › RPS requirement > 3x current
 available renewables*
 › CT requirement is > UI’s entire load
 › Gap will be filled by renewables
 remote from load
N.E. Governors’ Blueprint:
 › Significant transmission build-out
 indicated
 › Potential $7 to $10B range - could be
 higher or lower to satisfy a 4,000 to
 12,000 MW need
 › Cost to New England likely much less
 than Midwestern wind
Potential Solutions Under Study
 › Need will likely be satisfied by a portfolio
 of projects
 › One promising example is shown below
* From ISO-NE presentation dated 5/15/09 - driven by 2008 data.
Vast majority of
potential onshore
renewables (wind)
are in northern NE
North-South Interface:
80% of NE electric
load is below this line

AGA - May 2011

➢ On 3/24/11, CNG, SCG & the OCC filed a motion with
 the DPUC to reopen the CNG & SCG rate cases for the
 purposes of reviewing and approving a settlement
 agreement
➢ On 4/13/11, the DPUC reopened the rate cases
➢ If approved by DPUC, the settlement would, among
 other things
 › resolve all pending issues related to the rate case
 appeals
 › terminate the SCG potential overearnings
 investigation
➢ DPUC schedule as of 4/27/11
 › Hearings 5/26/11 & 6/9/11
 › Draft decision expected 7/20/11, final 8/3/11

SCG Potential Overearnings
Generic ROE Proceeding
UI Electric Decoupling
SCG/CNG Rate Case Appeals
DPUC schedule has not been updated
➢ Filed results of decoupling rider for 2010-2011 on 4/5/11
 › Resulted in an over-collection of allowed revenues of
 $1.3M
 › Company requested continuation of decoupling
 mechanism until next rate case decision
➢ On 5/11/11, the DPUC reopened the docket for the limited
 purpose of examining UI’s decoupling proposal and
 decoupling pilot (DN 08‑07‑04RE03)
➢ Potential for UI to file distribution rate case for rates in effect in 2012 to reflect significant investments in distribution infrastructure
Regulatory Update

AGA - May 2011

AGA - May 2011

 ➢ GenConn ROE - 9.75%
8%
15%

AGA - May 2011

UI Equity Bridge Loan
UIL Debt retired 2/15/11
Liquidity Overview (3/31/11)
Near-Term Debt Maturities
($M)
*
* To be remarketed
Amounts may not add due to rounding.
Based on current plans - expect no need for external equity for at least the next 3 years
($M)
Debt Maturity & Liquidity Profile

AGA - May 2011

Assumptions
› Regulated businesses are expected to earn the allowed return on an aggregate basis
› GenConn expected to be fully operational by 6/11 and earn
 $0.12-$0.14 per share
› CTA earnings are expected to decline by $0.07-$0.09 per share from 2010 as rate base continues to be amortized
› Incorporates full year of gas distribution earnings
› Bonus depreciation is expected to have a net impact of ($0.03)-
 ($0.05) per share
› Includes one-time costs for the transition of the gas
 distribution business support services from IUSA, as well as the on-going integration costs
,
2011
› Integration of all of the regulated businesses with an emphasis on process integration initiatives and best practices
› Exiting the TSA by year-end for vast majority of services
› Positioned to realize half of IUSA’s ‘09 allocated corporate charges of $23M à expected savings of $11.6M in 2012
› Implementing plans for growth in gas conversions
› Execution of capital expenditure plan at each of our regulated businesses
› Continued focus on management of O&M expenses at each of our regulated businesses

AGA - May 2011
26

Credit Ratings
Maintenance of investment grade credit ratings is an important objective
Issuer	S&P	Moody’s
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)

AGA - May 2011

Investment Highlights
Attractive Dividend
(5.1% Yield)(2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated electric capital investment in The United Illuminating
 Company (UI) 10-year plan (2010-2019)(1)
 » Includes $0.6B of highly attractive transmission projects
Strong Balance Sheet
› Maintenance of investment grade credit ratings is an important objective
› Based on current plans, expect no need for external equity for at least the next 3 years
FERC-Regulated
Electric
Transmission
› 2010 earned composite return on equity of 12.5%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric returns
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan for Berkshire in Massachusetts
Notes: (1) As of November 2010. The annual long-term capital spending will be updated in the Fall of 2011.
(2) As of 5/11/11.

AGA - May 2011

Q&A

AGA - May 2011

Appendix

AGA - May 2011

* RPS = Renewable Portfolio Standard.
** From ISO-NE Presentation dated 5/15/09 - driven by 2008 data.
*** From ISO-NE Presentation dated 5/25/10 - “existing” includes RPS obligations through 2009. Total RPS Requirement excludes Vermont renewables, combined heat & power, and energy efficiency obligations.
Region-Wide
Compliance Gap
(v. “existing” renewable resources**)
forecasted/estimated at
~ 18,000GWh
Region-Wide RPS Obligation thru 2020:
› Unlikely to be
 satisfied by
 renewables currently
 in the ISO-NE queue
› Will require
 significant additional
 transmission
Satisfaction will likely require significant new transmission in the region.
Region-Wide RPS* Obligations

AGA - May 2011

Connecticut RPS Requirements
(Percentage of Retail Load)
Class I resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class II resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities

Class III include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)
CT RPS Requirements

AGA - May 2011

 Efficient use of cash benefits from
 bonus depreciation
 ➢ Expected pension contributions of
 approximately $73M to the electric &
 gas pension plans in 2011
 › $52.2M already contributed during
 1Q ‘11
 ➢ Reduces pension costs and increases
 rate base
 Based on current plans, expect no
 need for external equity for at least
 the next 3 years
Expected Impacts of Bonus Depreciation - ‘10 & ‘11
Based on Current Expectations

AGA - May 2011

Final 338(h)(10) Cash Value ($M)